EXHIBIT 99

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[GRAPHIC OMITTED]
                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                       15% INCREASE IN NINE MONTH EARNINGS

OLNEY, MARYLAND, October 14, 2003 -- Sandy Spring Bancorp, (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the third quarter of 2003 of $8.3 million ($.56 per diluted share) compared to $8.3 million ($.56 per diluted share) for the third quarter of 2002. Net income for the nine-month period ending September 30, 2003 totaled $25.3 million ($1.72 per diluted share) compared to $22.0 million ($1.49 per diluted share) for the prior year period, a 15% increase.

"Net interest income remained under pressure during the quarter due to ongoing margin compression, an industry-wide circumstance as rates continue to hover at historical lows. In spite of the rate environment and lower than anticipated loan growth, we continued to build the non-interest revenue producing segments of our business such as trust and insurance, where the returns continue to be healthy. On the mortgage side, good gains were again recorded during the quarter, although we believe we are approaching the end of that cycle. We opened two new branches in the promising Frederick, MD market, bringing our total there to 3, while closing two small facilities in Montgomery County, resulting in an unchanged net total of branches (30) at quarter-end," said Hunter R. Hollar, President and Chief Executive Officer.

Return on average stockholders' equity was 17.47% for the third quarter of 2003, compared to 19.64% for the third quarter of 2002. Return on average assets for the third quarter of 2003 was 1.38%, compared to 1.50% for the third quarter of 2002.

For the first nine months of 2003, return on average stockholders' equity was 18.36% compared to 18.54% for the first nine months of 2002. Return on average assets for the first nine months of 2003 was 1.45% compared to 1.38% for the first nine months of 2002.

Comparing September 30, 2003 balances to September 30, 2002, total assets were $2.4 billion versus $2.3 billion, a 5% increase. Total deposits increased 6% to $1.6 billion, while total loans and leases increased 3% to $1.1 billion compared to the prior year. At September 30, 2003, stockholders' equity totaled $190 million representing 8% of total assets.

Due to continuing strong asset quality and lower loan volumes, there was no provision for credit losses in the quarter compared to a provision of $.4 million in the third quarter of 2002. There was also no provision for credit losses for the first nine months of 2003 compared to a provision of $2.6 million for the first nine months of 2002.

The Company's management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the third quarter of 2003 and 2002, net interest income decreased by $1.1 million, or 5%, due primarily to a decline in the net interest margin to 3.73% in 2003 from 4.23% in 2002. However, noninterest income increased by $1.1 million, or 15%, over 2002. On a non-GAAP basis excluding investment gains, which decreased by $.7 million, quarterly noninterest income increased $1.8 million, or 27%. While historically low market interest rates had the effect of compressing the net interest margin, such lower rates also positively impacted the level of mortgage banking activity resulting in a significant increase in gain on sale of mortgage loans, which virtually doubled in the third quarter of 2003 over 2002. Also contributing to growth in noninterest income was trust revenues, which posted a 16% gain over the prior year, insurance agency commissions, which increased 41% over the prior year, income from bank owned life insurance, which increased 76% and fees from sales of investment products, which increased 21% over the third quarter of 2002. Noninterest expenses were $16.9 million in 2003 compared to $15.8 million in 2002, a 7% percent increase. Noninterest expenses in each quarter include the amortization of intangible assets of $.7 million. The GAAP based efficiency ratio was 61.2% for the third quarter of 2003 while the traditional, non-GAAP efficiency ratio was 54.8%.

Comparing the first nine months of 2003 and 2002, net interest income decreased by $2.3 million, or 4%, due primarily to the margin compression resulting from a decline in the net interest margin to 3.80% for the first nine months of 2003 from 4.26% for the same period in 2002. Noninterest income was $26.6 million for the nine months ended September 30, 2003 versus $21.1 million for the same period in 2002, an increase of $5.5 million, or 26%. On a non-GAAP basis, noninterest income, excluding the effect of securities gains of $.7 million, down $.4 million, and $1.1 million in income from the early termination of a sublease, the increase in noninterest income was $4.7 million, or 24%. This increase was due primarily to growth in mortgage banking revenues; income from trust operations, insurance agency commissions and income from bank owned life insurance. Noninterest expenses were $49.5 million in 2003 compared to $47.3 million in 2002, a 5% percent increase. Noninterest expenses in each nine-month period include the amortization of intangible assets of $2.0 million. The GAAP based efficiency ratio was 59.7% for the first nine months of 2003 while the traditional, non-GAAP efficiency ratio was 54.5%, both slightly higher than the first nine months of 2002.

Higher than expected earnings in the most recent quarter, due primarily to stronger mortgage banking revenues, together with a better than expected net interest margin, causes management to expect a higher range of diluted earnings per share of $ 2.20 - $ 2.25 for the year 2003, compared to the earlier expectation of $ 2.00 - $ 2.10 per diluted share. Earnings estimates are inherently uncertain. Please see the information below regarding Forward-Looking Statement, such as this statement of expected earnings.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.4 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         James H. Langmead, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         JLangmead@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and earnings and performance expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses and market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Sandy Spring Bancorp's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                            Three Months Ended                            Nine Months Ended
                                               September 30,                                September 30,
                                        ---------------------------          %       ----------------------------           %
                                             2003           2002           Change         2003            2002           Change
--------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE PERIOD:
  Net interest income                   $    18,866    $    19,933            (5)    $    56,282     $    58,591            (4)
  Provision for credit losses                     0            395          (100)              0           2,565          (100)
  Noninterest income                          8,751          7,615            15          26,558          21,098            26
  Noninterest expenses                       16,904         15,847             7          49,484          47,263             5
  Income before income taxes                 10,713         11,306            (5)         33,356          29,861            12
  Net income                                  8,273          8,257             0          25,341          21,971            15

    Return on average assets                   1.38%          1.50%                         1.45%           1.38%
    Return on average equity                  17.47%         19.64%                        18.36%          18.54%
    Net interest margin                        3.73%          4.23%                         3.80%           4.26%
    Efficiency ratio - GAAP based *           61.21%         57.53%                        59.73%          59.31%
    Efficiency ratio - traditional *          54.75%         52.94%                        54.52%          54.07%

PER SHARE DATA:
  Basic net income                      $      0.57    $      0.56             2     $      1.75     $      1.51            16
  Diluted net income                           0.56           0.56             0            1.72            1.49            15
  Dividends declared                           0.19           0.17            12            0.55            0.51             8
  Book value                                  13.15          11.91            10           13.15           11.91            10
  Tangible book value                         11.80          10.38            14           11.80           10.38            14
  Average fully diluted shares           14,677,257     14,727,897                    14,697,878      14,719,278

AT PERIOD-END:
  Assets                                $ 2,382,587    $ 2,261,508             5     $ 2,382,587     $ 2,261,508             5
  Deposits                                1,558,220      1,465,147             6       1,558,220       1,465,147             6
  Loans and leases                        1,099,541      1,066,405             3       1,099,541       1,066,405             3
  Securities                              1,104,478        984,129            12       1,104,478         984,129            12
  Stockholders' equity                      190,350        172,887            10         190,350         172,887            10

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets             7.88%          7.63%                         7.88%           7.46%
  Allowance for credit losses to
    loans and leases                           1.37%          1.43%                         1.37%           1.43%
  Nonperforming assets to total assets         0.14%          0.32%                         0.14%           0.32%
  Annualized net (charge-offs)
    recoveries to average loans
    and leases                                 0.00%          0.03%                         0.00%           0.00%


* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                           Three Months Ended                 Nine Months Ended
                                                              September 30,                     September 30,
                                                       -------------------------         ------------------------
                                                        2003              2002             2003             2002
                                                       -------          -------          -------          -------
Noninterest expenses-GAAP based                        $16,904          $15,847          $49,484          $47,263
Net interest income plus noninterest income-
  GAAP based                                            27,617           27,548           82,840           79,689

Efficiency ratio-GAAP based                              61.21%           57.53%           59.73%           59.31%
                                                       =======          =======          =======          =======
Noninterest expenses-GAAP based                        $16,904          $15,847          $49,484          $47,263
  Less non-GAAP adjustment:
    Amortization of intangible assets                      665              665            1,994            1,994
                                                       -------          -------          -------          -------
      Noninterest expenses-traditional ratio            16,239           15,182           47,490           45,269

Net interest income plus noninterest income-
  GAAP based                                            27,617           27,548           82,840           79,689
    Plus non-GAAP adjustment:
      Tax-equivalency                                    2,148            1,922            6,003            5,061
    Less non-GAAP adjustments:
      Securities gains                                     106              791              657            1,021
      Income from an early termination of
        a sublease                                           0                0            1,077                0
                                                       -------          -------          -------          -------
          Net interest income plus noninterest
            income - traditional ratio                  29,659           28,679           87,109           83,729

Efficiency ratio - traditional                           54.75%           52.94%           54.52%           54.07%
                                                       =======          =======          =======          =======

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                    September 30,               December 31,
                                                             ----------------------------      -------------
                                                                  2003            2002             2002
------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and due from banks                                    $    43,718      $    39,475      $    38,998
  Federal funds sold                                               6,265           45,241            9,135
  Interest-bearing deposits with banks                               927              811              813
  Residential mortgage loans held for sale                         9,390           20,716           38,435
  Investments available-for-sale (at fair value)                 735,158          710,163          685,586
  Investments held-to-maturity - fair value of $353,332
    $263,464, and $346,862, respectively                         347,953          254,154          340,860
  Other equity securities                                         21,367           19,812           19,812

  Total loans and leases                                       1,099,541        1,066,405        1,063,853
    Less:  allowance for credit losses                           (15,049)         (15,220)         (15,036)
                                                             -----------      -----------      -----------
      Net loans and leases                                     1,084,492        1,051,185        1,048,817

  Premises and equipment, net                                     37,671           35,534           36,007
  Accrued interest receivable                                     15,292           17,038           14,957
  Goodwill                                                         7,642            7,642            7,642
  Other intangible assets, net                                    11,932           14,591           13,927
  Other assets                                                    60,780           45,146           52,415
                                                             -----------      -----------      -----------
        Total assets                                         $ 2,382,587      $ 2,261,508      $ 2,307,404
                                                             ===========      ===========      ===========
LIABILITIES
  Noninterest-bearing deposits                               $   350,700      $   320,841      $   320,583
  Interest-bearing deposits                                    1,207,520        1,144,306        1,171,629
                                                             -----------      -----------      -----------
      Total deposits                                           1,558,220        1,465,147        1,492,212

Short-term borrowings                                          495,551          459,325          488,214
  Guaranteed preferred beneficial interests in
    the Company's subordinated debentures                         35,000           35,000           35,000
  Other long-term borrowings                                      88,346          117,135           90,500
  Accrued interest payable and other liabilities                  15,120           12,014           22,786
                                                             -----------      -----------      -----------
        Total liabilities                                      2,192,237        2,088,621        2,128,712

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,474,374
    14,516,829 and 14,536,094, respectively                       14,474           14,517           14,536
  Additional paid in capital                                      18,704           20,960           21,128
  Retained earnings                                              149,976          126,479          132,607
  Accumulated other comprehensive income                           7,196           10,931           10,421
                                                             -----------      -----------      -----------
        Total stockholders' equity                               190,350          172,887          178,692
                                                             -----------      -----------      -----------
        Total liabilities and stockholders' equity           $ 2,382,587      $ 2,261,508      $ 2,307,404
                                                             ===========      ===========      ===========


Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                    Three Months Ended        Nine Months Ended
                                                                       September 30,            September 30,
                                                                  ----------------------    ----------------------
                                                                    2003         2002          2003         2002
                                                                  --------     ---------     --------     --------
Interest income:
  Interest and fees on loans and leases                           $ 15,883     $ 18,342      $ 48,754     $ 54,304
  Interest on loans held for sale                                      422          249           993          576
  Interest on deposits with banks                                        2           (2)            9           15
  Interest and dividends on securities:
    Taxable                                                          7,998        9,378        24,610       28,546
    Exempt from federal income taxes                                 3,558        2,870        10,509        7,867
  Interest on federal funds sold                                        49          130           264          386
                                                                  --------     --------      --------     --------
      Total interest income                                         27,912       30,967        85,139       91,694
Interest expense:
  Interest on deposits                                               3,230        4,893        10,891       15,213
  Interest on short-term borrowings                                  4,298        4,095        13,419       11,725
  Interest on long-term borrowings                                   1,518        2,046         4,547        6,165
                                                                  --------     --------      --------     --------
      Total interest expense                                         9,046       11,034        28,857       33,103
                                                                  --------     --------      --------     --------
        Net interest income                                         18,866       19,933        56,282       58,591
Provision for credit losses                                              0          395             0        2,565
                                                                  --------     --------      --------     --------
        Net interest income after provision for credit losses       18,866       19,538        56,282       56,026
Noninterest income:
  Securities gains                                                     106          791           657        1,021
  Service charges on deposit accounts                                2,027        1,917         6,048        5,748
  Gains on sales of mortgage loans                                   1,906        1,000         5,084        2,479
  Fees on sales of investment products                                 512          425         1,699        1,621
  Trust department income                                              756          652         2,234        1,826
  Insurance agency commissions                                         924          657         2,865        2,433
  Income from bank owned life insurance                                866          493         2,185        1,360
  Income from an early termination of a sublease                         0            0         1,077            0
  Other income                                                       1,654        1,680         4,709        4,610
                                                                  --------     --------      --------     --------
        Total noninterest income                                     8,751        7,615        26,558       21,098
Noninterest expenses:
  Salaries and employee benefits                                     9,932        9,396        28,896       28,122
  Occupancy expense of premises                                      1,839        1,369         4,956        4,233
  Equipment expenses                                                 1,101          949         3,241        2,714
  Marketing                                                            477          438         1,440        1,414
  Outside data services                                                643          594         1,948        1,841
  Amortization of intangible assets                                    665          665         1,994        1,994
  Other expenses                                                     2,247        2,436         7,009        6,945
                                                                  --------     --------      --------     --------
        Total noninterest expenses                                  16,904       15,847        49,484       47,263
                                                                  --------     --------      --------     --------
Income before income taxes                                          10,713       11,306        33,356       29,861
Income tax expense                                                   2,440        3,049         8,015        7,890
                                                                  --------     --------      --------     --------
          Net income                                              $  8,273     $  8,257      $ 25,341     $ 21,971
                                                                  ========     ========      ========     ========
Basic net income per share                                        $   0.57     $   0.56      $   1.75     $   1.51
Diluted net income per share                                          0.56         0.56          1.72         1.49
Dividends declared per share                                          0.19         0.17          0.55         0.51



Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                         2003                                             2002
                                         -------------------------------------  ---------------------------------------------------
(Dollars in thousands, except per share data)  Q3           Q2            Q1            Q4           Q3           Q2           Q1
-----------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income           $    30,060  $    29,800  $    31,282  $    32,887  $    32,889  $    32,703  $    31,163
-----------------------------------------------------------------------------------------------------------------------------------
Interest expense                               9,046        9,700       10,111       10,797       11,034       10,950       11,119
-----------------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income            21,014       20,100       21,171       22,090       21,855       21,753       20,044
-----------------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                    2,148        1,809        2,046        1,859        1,922        1,670        1,469
-----------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                        0            0            0          300          395          985        1,185
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                             8,751       10,032        7,775        8,631        7,615        6,685        6,798
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                          16,904       16,605       15,975       16,698       15,847       16,118       15,298
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                    10,713       11,718       10,925       11,864       11,306        9,665        8,890
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                             2,440        2,955        2,620        3,122        3,049        2,507        2,334
-----------------------------------------------------------------------------------------------------------------------------------
Net Income                                     8,273        8,763        8,305        8,742        8,257        7,158        6,556
===================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                        1.38%        1.51%        1.46%        1.53%        1.50%        1.35%        1.29%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity                       17.47%       19.03%       18.64%       19.89%       19.64%       18.45%       17.41%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin                             3.73%        3.75%        3.94%        4.17%        4.23%        4.39%        4.18%
-----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                61.21%       58.63%       59.39%       57.85%       57.53%       60.21%       60.29%
-----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *               54.75%       55.91%       52.91%       53.94%       52.94%       54.34%       54.99%
===================================================================================================================================
PER SHARE DATA:
Basic net income                         $      0.57  $      0.61  $      0.57  $      0.61  $      0.56  $      0.50  $      0.45
-----------------------------------------------------------------------------------------------------------------------------------
Diluted net income                       $      0.56  $      0.60  $      0.56  $      0.59  $      0.56  $      0.48  $      0.45
-----------------------------------------------------------------------------------------------------------------------------------
Dividends declared                       $      0.19  $      0.18  $      0.18  $      0.18  $      0.17  $      0.17  $      0.17
-----------------------------------------------------------------------------------------------------------------------------------
Book value                               $     13.15  $     13.09  $     12.58  $     12.29  $     11.91  $     11.28  $     10.45
-----------------------------------------------------------------------------------------------------------------------------------
Tangible book value                      $     11.80  $     11.69  $     11.14  $     10.81  $     10.38  $      9.70  $      8.82
-----------------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares              14,677,257   14,676,404   14,743,976   14,729,882   14,727,897   14,724,774   14,709,011
===================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                $       106  $       543  $         8  $       995  $       791  $        (3) $       233
-----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts            2,027        2,037        1,984        2,091        1,917        1,953        1,878
-----------------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans               1,906        1,603        1,575        1,461        1,000          741          738
-----------------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products             512          666          521          457          425          556          640
-----------------------------------------------------------------------------------------------------------------------------------
Trust department income                          756          758          720          671          652          605          569
-----------------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                     924          922        1,019          848          657          790          986
-----------------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance            866          710          609          516          493          432          435
-----------------------------------------------------------------------------------------------------------------------------------
Income from an early termination of
  a sublease                                       0        1,077            0            0            0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
Other income                                   1,654        1,716        1,339        1,592        1,680        1,611        1,319
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                        8,751       10,032        7,775        8,631        7,615        6,685        6,798
===================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits           $     9,932  $     9,514  $     9,450  $    10,449  $     9,396  $     9,430  $     9,296
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                  1,839        1,533        1,584        1,366        1,369        1,558        1,306
-----------------------------------------------------------------------------------------------------------------------------------
Equipment expenses                             1,101        1,099        1,041        1,096          949          956          809
-----------------------------------------------------------------------------------------------------------------------------------
Marketing                                        477          509          454          493          438          574          402
-----------------------------------------------------------------------------------------------------------------------------------
Outside data services                            643          660          645          574          594          634          613
-----------------------------------------------------------------------------------------------------------------------------------


* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                              2003                                        2002
                                            ----------------------------------  ---------------------------------------------------
(Dollars in thousands, except per share data)     Q3          Q2        Q1         Q4            Q3           Q2          Q1
------------------------------------------------------------------------------  ---------------------------------------------------
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                  665  $      664  $      665         665         665         664  $      665
-----------------------------------------------------------------------------------------------------------------------------------
Other expenses                                   2,247       2,626       2,136       2,055       2,436       2,302       2,207
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                         16,904      16,605      15,975      16,698      15,847      16,118      15,298
===================================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                  $  313,873  $  292,415  $  276,001  $  281,088  $  278,954  $  274,839  $  267,691
-----------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                  74,889      71,016      66,937      73,585      80,655      80,756      74,381
-----------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                      274,705     263,227     260,437     257,118     239,993     241,353     235,294
-----------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                   53,177      47,393      54,238      51,947      56,497      54,749      53,732
-----------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                    150,520     161,772     160,344     166,949     171,174     167,541     158,614
-----------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                 232,377     233,865     232,359     233,166     239,132     238,426     229,878
-----------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                     1,099,541   1,069,688   1,050,316   1,063,853   1,066,405   1,057,664   1,019,590
-----------------------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses            (15,049)    (15,033)    (15,023)    (15,036)    (15,220)    (14,911)    (13,877)
-----------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases                     1,084,492   1,054,655   1,035,293   1,048,817   1,051,185   1,042,753   1,005,713
-----------------------------------------------------------------------------------------------------------------------------------
Goodwill                                         7,642       7,642       7,642       7,642       7,642       7,642       7,642
-----------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                    11,932      12,597      13,262      13,927      14,591      15,256      15,920
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                 2,382,587   2,367,364   2,371,520   2,307,404   2,261,508   2,158,785   2,082,832
-----------------------------------------------------------------------------------------------------------------------------------
Total deposits                               1,558,220   1,590,144   1,555,513   1,492,212   1,465,147   1,409,853   1,393,367
-----------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                     190,350     189,297     182,499     178,692     172,887     163,641     151,430
===================================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                  $  342,648  $  302,344  $  304,494  $  306,872  $  291,703  $  279,820  $  272,145
-----------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                  77,466      68,296      72,031      79,698      78,816      76,261      79,701
-----------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                      262,263     263,616     258,707     253,465     242,138     241,594     235,783
-----------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                   50,746      52,847      52,970      52,572      55,657      54,227      54,494
-----------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                    157,277     162,149     163,216     167,319     166,540     160,745     149,170
-----------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                 232,891     229,085     231,770     234,243     240,174     231,585     221,083
-----------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                     1,123,291   1,078,337   1,083,188   1,094,169   1,075,028   1,044,232   1,012,376
-----------------------------------------------------------------------------------------------------------------------------------
Securities                                   1,084,348   1,058,878   1,039,112     987,663     943,083     910,235     882,497
-----------------------------------------------------------------------------------------------------------------------------------
Total earning assets                         2,229,467   2,177,451   2,158,817   2,125,714   2,051,202   1,987,313   1,926,617
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                 2,383,783   2,330,589   2,305,834   2,269,918   2,186,028   2,119,776   2,064,136
-----------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities           1,812,412   1,801,472   1,799,132   1,769,910   1,719,174   1,683,225   1,637,363
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits            355,119     322,431     299,638     307,585     284,915     269,658     260,575
-----------------------------------------------------------------------------------------------------------------------------------
Total deposits                               1,581,873   1,537,111   1,488,023   1,469,979   1,418,211   1,393,004   1,368,143
-----------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                           187,882     184,650     180,700     174,381     166,769     155,597     152,735
===================================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                  7.88%       7.92%       7.84%       7.68%       7.63%       7.34%       7.40%
-----------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases         1.37%       1.41%       1.43%       1.41%       1.43%       1.41%       1.36%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets              0.14%       0.07%       0.08%       0.12%       0.32%       0.35%       0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries to
  average loans and leases                        0.00%       0.00%       0.00%      (0.18)%     (0.03)%      0.02%       0.02%
===================================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries                $       16  $       10  $      (13) $     (484)  $     (86)  $      49  $       39
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases                     564         479         567         588       6,109       5,730       6,039
-----------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due              2,612         900       1,381       2,157       1,022       1,761       1,872
-----------------------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases                      0           0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                     125         187           0           0          44          79          50
-----------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                   3,301       1,566       1,948       2,745       7,175       7,570       7,961
===================================================================================================================================


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                                  Three Months Ended September 30,
                                                   --------------------------------------------------------------------------------
                                                                      2003                                      2002
                                                   ----------------------------------------   -------------------------------------
                                                      AVERAGE       ANNUALIZED      YIELD/      Average       Annualized    Yield/
                                                     BALANCES        INTEREST        RATE       Balance        Interest      Rate
                                                   -----------      -----------    --------   -----------     -----------   -------
ASSETS
Residential mortgage loans                         $   342,648      $    18,702      5.46%    $   291,703     $    20,071     6.88%
Residential construction loans                          77,466            3,560      4.60          78,816           4,555     5.78
Commercial mortgage loans                              262,263           18,294      6.98         242,138          18,772     7.75
Commercial construction loans                           50,746            2,931      5.78          55,657           3,346     6.01
Commercial loans and leases                            157,277           10,658      6.78         166,540          13,203     7.93
Consumer loans                                         232,891           10,968      4.71         240,174          14,002     5.83
                                                   -----------      -----------               -----------     -----------
  Total loans and leases                             1,123,291           65,113      5.80       1,075,028          73,949     6.88
Securities                                           1,084,348           53,768      4.96         943,083          56,168     5.96
Interest-bearing deposits with banks                     1,430                9      0.61           2,808              15     0.53
Federal funds sold                                      20,398              195      0.96          30,283             523     1.73
                                                   -----------      -----------               -----------     -----------
TOTAL EARNING ASSETS                                 2,229,467          119,085      5.34%      2,051,202         130,655     6.37%

Less:  allowance for credit losses                     (15,013)                                   (15,103)
Cash and due from banks                                 34,026                                     32,657
Premises and equipment, net                             38,098                                     34,964
Other assets                                            97,205                                     82,308
                                                   -----------                                -----------
      Total assets                                 $ 2,383,783                                $ 2,186,028
                                                   ===========                                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                   $   206,759      $       487      0.24%    $   175,767     $       641     0.36%
Regular savings deposits                               179,572              496      0.28         152,737           1,246     0.82
Money market savings deposits                          407,480            1,878      0.46         377,949           4,701     1.24
Time deposits                                          432,942           10,096      2.33         426,843          12,825     3.00
                                                   -----------      -----------               -----------     -----------
  Total interest-bearing deposits                    1,226,753           12,957      1.06       1,133,296          19,413     1.71
Borrowings                                             585,659           23,033      3.93         585,878          24,531     4.19
                                                   -----------      -----------               -----------     -----------
TOTAL INTEREST-BEARING LIABILITIES                   1,812,412           35,990      1.99       1,719,174          43,944     2.56
                                                                    -----------    ------                     -----------   ------
  Net interest income and spread                                    $    83,095      3.35%                    $    86,711     3.81%
                                                                    ===========    ======                     ===========   ======
Noninterest-bearing demand deposits                    355,119                                    284,915
Other liabilities                                       28,370                                     15,170
Stockholder's equity                                   187,882                                    166,769
                                                   -----------                                -----------
    Total liabilities and stockholders' equity     $ 2,383,783                                $ 2,186,028
                                                   ===========                                ===========
Interest income/earning assets                                                       5.34%                                    6.37%
Interest expense/earning assets                                                      1.61                                     2.14
                                                                                   ------                                   ------
    Net interest margin                                                              3.73%                                    4.23%
                                                                                   ======                                   ======


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                                Nine Months Ended September 30,
                                                   --------------------------------------------------------------------------------
                                                                       2003                                     2002
                                                   ----------------------------------------   -------------------------------------
                                                      AVERAGE       ANNUALIZED      YIELD/     Average        Annualized    Yield/
                                                     BALANCES        INTEREST       RATE       Balance         Interest      Rate
                                                   -----------      -----------    --------   -----------     -----------  --------
ASSETS
Residential mortgage loans                         $   316,635      $    18,551      5.86%    $   282,711     $    19,679     6.96%
Residential construction loans                          72,617            3,659      5.04          78,256           4,448     5.68
Commercial mortgage loans                              261,542           18,334      7.01         239,862          18,942     7.90
Commercial construction loans                           52,179            3,055      5.86          54,797           3,270     5.97
Commercial loans and leases                            160,859           11,368      7.07         158,882          12,971     8.16
Consumer loans                                         231,253           11,487      4.97         231,017          14,001     6.06
                                                   -----------      -----------               -----------     -----------
  Total loans and leases                             1,095,085           66,454      6.07       1,045,525          73,311     7.01
Securities                                           1,060,939           54,979      5.18         912,161          55,109     6.04
Interest-bearing deposits with banks                     1,329               12      0.91           1,685              19     1.13
Federal funds sold                                      31,443              352      1.12          30,880             516     1.67
                                                   -----------      -----------               -----------     -----------
TOTAL EARNING ASSETS                                 2,188,796          121,797      5.56%      1,990,251         128,955     6.48%

Less:  allowance for credit losses                     (15,023)                                   (14,164)
Cash and due from banks                                 34,573                                     34,648
Premises and equipment, net                             37,011                                     33,809
Other assets                                            94,979                                     79,235
                                                   -----------                                -----------
      Total assets                                 $ 2,340,336                                $ 2,123,779
                                                   ===========                                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                   $   197,284      $       483      0.24%    $   172,570     $       524     0.30%
Regular savings deposits                               168,708              517      0.31         140,477           1,319     0.94
Money market savings deposits                          404,196            2,626      0.65         384,180           4,606     1.20
Time deposits                                          439,947           10,934      2.49         424,271          13,890     3.27
                                                   -----------      -----------               -----------     -----------
  Total interest-bearing deposits                    1,210,135           14,560      1.20       1,121,498          20,339     1.81
Borrowings                                             594,308           23,961      4.03         558,723          23,864     4.27
                                                   -----------      -----------               -----------     -----------
TOTAL INTEREST-BEARING LIABILITIES                   1,804,443           38,521      2.13       1,680,221          44,203     2.63
                                                                    -----------      ----                     -----------     ----
  Net interest income and spread                                    $    83,276      3.43%                    $    84,752     3.85%
                                                                    ===========      ====                     ===========     ====
Noninterest-bearing demand deposits                    325,933                                    271,826
Other liabilities                                       25,455                                     13,262
Stockholder's equity                                   184,505                                    158,470
                                                   -----------                                -----------
    Total liabilities and stockholders' equity     $ 2,340,336                                $ 2,123,779
                                                   ===========                                ===========
Interest income/earning assets                                                       5.56%                                    6.48%
Interest expense/earning assets                                                      1.76                                     2.22
                                                                                     ----                                     ----
    Net interest margin                                                              3.80%                                    4.26%
                                                                                     ====                                     ====
